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                                                                  Exhibit 10.2.2


                                 SEVENTH SUPPLEMENT
                     AMENDING NORTHERN BORDER PIPELINE COMPANY
                           GENERAL PARTNERSHIP AGREEMENT
                              DATED SEPTEMBER 23, 1993

     This Agreement is dated as of September 23, 1993 (the "Seventh Supplement') by and among (i) the "Divesting Partners", consisting of Northern Plains Natural Gas Company, a Delaware corporation ("Northern Plains"), Pan Border Gas Company, a Delaware corporation ("Pan Border"), Northwest Border Pipeline Company, a Delaware corporation ("Northwest Border"); (ii) TransCanada Border PipeLine Ltd., a Nevada corporation and TransCan Northern Ltd., a Delaware corporation (said two TransCanada affiliates hereinafter referred to collectively as "TransCanada"); and (iii) Northern Border Intermediate Limited Partnership, a Delaware Limited Partnership ("NBILP").

                                   WITNESSETH THAT:

     WHEREAS, the Divesting Partners and TransCanada are parties to that certain General Partnership Agreement relating to the formation of Northern Border Pipeline Company, a Texas general partnership ("the Partnership"), effective as of March 9, 1978, as amended by (i) the "First Supplement", dated as of October 25, 1979, (as amended by Agreement dated April 20, 1990), (ii) the Phase I Partnership commitment Agreement dated December 12, 1980, (iii) the "Second Supplement" dated as of December 15, 1980 (as amended by Agreement dated April 20, 1990), (iv) the "Third Supplement" dated October 1, 1981, (v) the "Fourth Supplement" dated February 17, 1984, (vi) the "Fifth Supplement" dated April 20, 1990, and (vii) the "Sixth Supplement" dated April 19, 1991, such Partnership Agreement, as amended, being herein referred to as the "Partnership Agreement"; and

     WHEREAS, the Divesting Partners intend to transfer, pursuant to Section
10.1 of the Partnership Agreement, each of their respective equity interests in the Partnership to NBILP; and

     WHEREAS, TransCanada has elected not to transfer its equity interest; and

     WHEREAS, to facilitate the admission of NBILP as a general partner in the Partnership, the Divesting Partners, TransCanada and NBILP desire to evidence herein (i) the consent of TransCanada to the transfer by the Divesting Partners of their respective equity interest in the Partnership to NBILP, (ii) the admission of NBILP as a general partner in the Partnership, and (iii) certain amendments to the Partnership Agreement.


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     NOW, THEREFORE, the Divesting Partners, TransCanada and NBILP, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

     1. DEFINITIONS. Unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Partnership Agreement.

     2. CONSENT OF TRANSCANADA. TransCanada hereby consents to the transfer by each of the Divesting Partners to NBILP of its interest in and to the Partnership and agrees that each such transfer shall be permitted notwithstanding the terms of Section 10.5 of the Partnership Agreement or any other terms thereof that might prohibit such transfer.

     3. ADMISSION OF NBILP. The Divesting Partners and TransCanada hereby consent to the admission of NBILP as a partner in the Partnership (notwithstanding the terms of Section 11.1.5 of the Partnership Agreement or any other terms thereof that might restrict such admission of NBILP) and NBILP shall become a Partner in the Partnership effective as of the closing date of the transactions contemplated by that certain Registration Statement on Form S-1 (File No. 33-66158), as filed with the Securities and Exchange Commission by the Northern Border Partners, L.P. and as amended from time to time (hereinafter called the "Approval Date"). From and after the Approval Date, NBILP agrees to be bound by all of the terms, obligations and conditions of the Partnership Agreement.

     4. AMENDMENT OF PARTNERSHIP AGREEMENT. The Divesting Partners, TransCanada and NBILP hereby agree that the Partnership Agreement shall be amended, effective as of the Approval Date, as follows:

     (a) Section 1 of the Partnership Agreement is amended and is restated in its entirety as follows:

     1.   PARTIES.  The following are the parties to this Agreement:

          1.1 Northern Border Intermediate Limited Partnership (hereinafter referred to as "NBILP"), a limited partnership organized under the laws of the State of Delaware with its principal place of business located at 1400 Smith Street, Houston, Texas 77002.

          1.2 TransCanada Border PipeLine Ltd. (hereinafter called "TransCanada Border"), a corporation organized under the laws of the State of Nevada. TransCanada Border represents that all of its capital stock


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                  is owned by TransCanada PipeLine USA Ltd., a Nevada
                  corporation, and a wholly owned subsidiary of TransCanada PipeLines Limited ("TransCanada"), a Canadian corporation.

          1.3 TransCan Northern Ltd. (hereinafter called "TransCan"), a corporation organized under the laws of the State of Delaware, with its principal corporate offices at 111-5 Avenue S.W., P.O. Box 1000, Station M, Calgary, Alberta, Canada. TransCan represents that its capital stock is beneficially owned by TransCanada.

     (b) Section 2.45 of the Partnership Agreement is amended to delete the reference to Sections 1.1 through 1.4 and replace it with "...Sections 1.1 through 1.3."

     (c) Section 2 of the Partnership Agreement is amended to add the following:

          2.60 SEVENTH SUPPLEMENT. The Agreement dated as of September 23, 1993 among the Partners.

     (d)  Section 3.6 of the Partnership Agreement is amended to add a new
Section 3.6.1 to read as follows (and NBILP and TransCanada shall each be deemed, as of the Approval Date, to have made the representations set forth in
Section 3.6.1):

          3.6.1 REPRESENTATIONS AND WARRANTIES CONCERNING 1993 CHANGE IN COMPOSITION OF PARTNERSHIP. Each Partner represents and warrants that, subject to the receipt of all required regulatory or lender approvals, if any, relating to the Seventh Supplement, the execution and delivery by such Partner of the Seventh Supplement, the change in the composition of the Partnership to admit NBILP in lieu of the Divesting Partners, and the performance by such Partner of its obligations under the Partnership Agreement, as amended, will not contravene any provision of, or constitute a default under, any indenture, mortgage or other agreement of such Partner or any order of any court, commission or government agency having jurisdiction. Each Partner further (1) represents and warrants that it is a corporation or a limited partnership duly organized and existing under the laws of its state of incorporation or organization, (ii) covenants that it will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate or limited partnership existence for so long as it shall remain a Partner, and (iii) covenants that it will not enter or conduct any business or activity other than, under circumstances not contrary to the best interests of the Partnership, those reasonably related to the construction,


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                  ownership and operation, including operation for others, of pipeline facilities for the gathering, processing, treatment, storage, marketing and transportation of gas (as defined in the Partnership Tariff) and associated by-products.

     (e) Section 7.6 of the Partnership Agreement is amended by adding at the end thereof the following paragraph:

          The Parties intend that all tax items arising from or attributable to any change in the tax basis of Partnership properties occasioned by the admission of NBILP as a Partner and related transaction shall be allocated solely to NBILP. Accordingly, to the extent deemed necessary by the Management Committee, income, gain, loss and deduction shall be allocated for a federal (and any applicable state) income tax purposes among the Partners in such manner (using any reasonable method, including curative allocations, consistent with
          Section 704(c) of the Internal Revenue Code of 1986 and the regulations promulgated or proposed thereunder) as will achieve such intent.

     (f) Sections 8.2.1, 8.2.2, 8.2.4 and 8.2.5(ii) of the Partnership Agreement are amended and restated in their entirety to read as follows:

          8.2.1 The Management Committee shall consist of four members (the "Representatives"), one of whom shall be designated by TransCanada Border and TransCan and three of whom shall be designated by NBILP with one Representative being selected by each general partner of NBILP. Each Partner shall designate, by notice to each other Partner and the Partnership, its Representative(s) to serve on the Management Committee. By like notice, each Partner may designate an alternate Representative for each Representative appointed by it, who shall have authority to act on behalf of such appointed Representative in the event of such appointed Representative's absence or inability to serve. Any Partner may at any time, by written notice to all other Partners and to the Partnership, remove its appointed Representative(s) on the Management Committee and designate a new Representative(s).

          8.2.2 The Representative of NBILP selected by Northern Plains Natural Gas Company, a general partner of NBILP ("Northern Plains"), shall serve as the Chairman of the Management Committee so long as Northern Plains remains as a general partner in NBILP, but if the Chairman is removed, as below provided, the Chairman shall be


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                  elected by the Management Committee.  The Chairman may not be
                  removed from office except upon the affirmative finding by unanimous vote of the Representatives other than the Representative designated by Northern Plains if the total number of Representatives is four or less or, if the total number of Representatives is five or more, upon affirmative finding by the vote of Representatives with Partners' Percentages equal to no less than sixty-five percent of Partners' Percentages that the Chairman has, through misfeasance, nonfeasance or gross negligence, acted in a manner contrary to the best interests of the Partnership. A vote on removal of the Chairman may be held only after the Chairman has been given reasonable notice of, and an opportunity to be heard on, a call for removal by one or more of the Representatives.

          8.2.4 The Management Committee shall designate, from among its members subject to Section 8.3.1, members of the Audit and Compensation Committee and may create such other committees as may be required.

          8.2.5 (ii) The Partner's Percentages on all matters determined on or after the Commitment Date. For this purpose, the Representative(s) designated by NBILP shall have, in the aggregate, a number of votes equal to the Partner's Percentage of NBILP. Until NBILP provides written notification to the other Partner(s) of a change in allocation of its number of votes, the Representative of NBILP selected by Northern Plains shall have a number of votes equal to 35%; the Representative of NBILP selected by Pan Border Gas Company shall have a number of votes equal to 22.75%; and the Representative of NBILP selected by Northwest Border Pipeline Company shall have a number of votes equal to 12.25%. The Representative appointed by TransCanada Border and TransCan shall have a number of votes equal to the combined Partner's Percentage of such Partners. The majority of such votes cast by the Representatives of the Partners shall constitute a majority of the Partner's Percentages. Each Representative agrees not to enter into a voting agreement with another Representative pursuant to which such Representatives would vote as a block, but this sentence shall not be construed to prohibit two or more Representatives from agreeing with each other concerning particular projects, issues or subjects.


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     (g)  Section 8.2.6 of the Partnership Agreement is amended to revise the introductory paragraph as follows:

          Without modification of its general authority under Section 8.1.1, and as may be qualified under Section 8.2.7, the approval of the Management Committee shall be necessary before any of the following actions can be taken on behalf of the Partnership:

     (h) Section 8.2 of the Partnership Agreement is amended to add the following as new Section 8.2.7:

          8.2.7 Subject to the remaining provisions of this Section 8.2.7, without modification of its general authority under
                  Section 8.1.1, the unanimous approval of the Management Committee shall be necessary before any of the following actions can be taken on behalf of the Partnership:

                      Decisions to expand or extend the Line, including the filing of the application for regulatory authority to construct and operate such facilities and the acceptance of such regulatory authority, excluding, however, decisions on projects requiring capital expenditures of less than $17,300,000 or such greater amount as may be determined by reference to 18 CFR Section 157.108(d) or a succeeding regulation;

                      The settlement of cases brought pursuant to Sections Four
                      (4) or Five (5) of the Natural Gas Act and acceptance of regulatory orders approving such settlements; and

                      A change to, or suspension of, the cash distribution policy of the Partnership as in effect on the date of the Seventh Supplement.

                  Provided, however, that if any of the actions listed above receive an affirmative vote from all but one Representative, then one or more Representatives voting in the affirmative ("Affirmative Representatives") may elect, by delivery of written notice to the Chairman within 5 business days following such vote, to submit the matter to binding arbitration by an arbitration panel. Promptly following receipt of such notice, but not later than 2 business days thereafter, the Chairman of the Management Committee shall provide written notice to the Representatives that a question has been submitted to binding arbitration as provided for herein. In order that the arbitration procedure not be frustrated, if a Representative entitled to vote abstains from voting on a matter requiring unanimous approval as provided above, such Representative will be deemed to have


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                  cast an affirmative vote.  If the Affirmative Representatives submit a matter to arbitration, the Affirmative Representatives and the Representative voting in the negative ("Negative Representative") agree that the Affirmative Representatives will select an independent gas industry expert, the Negative Representative will select an independent gas industry expert, the two experts shall jointly select a third such expert and the three experts shall form the arbitration panel that shall determine, using as its sole criteria the best business interest of the Partnership, whether the matter before the Management Committee should be approved notwithstanding the vote of the Negative Representative. It is required that the arbitration panel be selected and a decision rendered within 60 days of the date that the Chairman of the Management Committee provides written notice to the Representatives that a question has been submitted to binding arbitration provided, that if the issue to be determined by arbitration is the acceptance or non-acceptance of any FERC order the effectiveness of which is conditioned upon its acceptance in writing within a period of thirty (30) days from its date of issuance, the Chairman shall cause the Operator to promptly file with the FERC for an extension of time within which to file a written acceptance of such order to allow for sufficient time for arbitration thereof in accordance with this Section 8.2.7. To the extent not inconsistent with the terms hereof, any such arbitration shall be conducted under the rules of the American Arbitration Association and at a location agreed to by the arbitration panel. The cost of any such arbitration shall be borne by the Partnership. Any determination by such arbitration panel shall be conclusive and binding on all Partners and shall be enforceable against any Partner in court of competent jurisdiction.

     (i) Section 8.3.1 of the Partnership Agreement is amended to delete the second and third sentences thereof and replace them with the following:

          The Audit and Compensation Committee shall consist of three members, one being selected by each Representative on the Management Committee, other than the Representative selected by Northern Plains, if Northern Plains or its affiliate is also serving as the Operator. No member of the Audit and Compensation Committee shall be an employee, officer, director of affiliate of the Operator.

     (j) Section 8.4.2 of the Partnership Agreement is amended and restated in its entirety to read as follows:

          8.4.2 Northern Plains may not be removed from the office of operator except upon affirmative finding by unanimous vote of the


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                  Representatives other than the Representative designated by
                  Northern Plains if the total number of Representatives is four or less or, if the total number of Representatives is five or more, upon affirmative finding by the vote of the Representatives with Partners' Percentages equal to no less than sixty-five percent of Partners' Percentages that the Operator has, through misfeasance, nonfeasance or gross negligence, acted in a manner contrary to the best interests of the Partnership. A vote on removal of the Operator may be held only after the Operator has been given reasonable notice of, and an opportunity to be heard on, a call for removal by one or more Representatives.

     (k) Section 8.7 of the Partnership Agreement is amended to add the following introductory clause thereto:

                  "Except as provided in Section 8.3.1, . . . . "

     (1)  Section 10 of the Partnership Agreement is amended to add a new
Section 10.6 to read as follows:

     10.6 RIGHT TO MAKE OFFER. If a general partner of NBILP desires to transfer its general partnership interest in NBILP to a party other than an Affiliate of such general partner, such selling general partner of NBILP must first provide every other general partner of NBILP and the Partners with notice of such intent to transfer and for a period of 30 days following the receipt by each non-selling general partner of NBILP and each Partner, each non-selling general partner of NBILP and each Partner shall have the right to submit an offer for the general partner interest of such selling general partner of NBILP (and any other interests in NBILP proposed to be sold by such selling general partner of NBILP). Such selling general partner of NBILP shall have no obligation to consider or accept any offers received from the non-selling general partners of NBILP or the Partners and from and after such 30 day period, such selling general partner of NBILP shall be free to consummate the proposed transaction referred to in its notices to the non-selling general partners of NBILP and the Partners.

     5.   MISCELLANEOUS.

     (a) Except as amended hereby, the terms and provisions of the Partnership Agreement shall remain in full force and effect.


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     (b)  This Seventh Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     (c) Each party hereto represents and warrants to every other party hereto that (i) it has the full corporate or partnership power and authority to execute and deliver this Seventh Supplement or consummate the transactions contemplated hereunder, (ii) the execution, delivery and performance by such party of this Seventh Supplement has been duly authorized by all necessary corporate or partnership action on the part of such party, and (iii) this Seventh Supplement has been duly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect relating to the rights and remedies of creditors, as well as to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers.

                              NORTHERN PLAINS NATURAL GAS COMPANY
                                    (DIVESTING PARTNER)

                              BY: /S/ LARRY L. DEROIN
                                  ----------------------------------------------
                                  LARRY L. DEROIN, PRESIDENT

                              NORTHWEST BORDER PIPELINE COMPANY
                                   (DIVESTING PARTNER)

                              BY: /S/ G.L. BEST
                                  ----------------------------------------------


                              PAN BORDER GAS COMPANY
                               (DIVESTING PARTNER)

                              BY: /S/ JOHN D. THOMAS
                                  ----------------------------------------------
                                  JOHN D. THOMAS

                              TREASURER AND ASSISTANT
                                   SECRETARY

                              TRANSCANADA BORDER PIPELINE LTD.

                              BY: /S/ ROBERT B. HODGINS
                                  ----------------------------------------------


                              BY: /S/ GAVIN J. COUPER
                                  ----------------------------------------------


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                              TRANSCAN NORTHERN LTD.

                              BY: /S/ ROBERT B. HODGINS
                                  ----------------------------------------------

                              BY: /S/ GAVIN J. COUPER
                                  ----------------------------------------------

                              NORTHERN BORDER INTERMEDIATE LIMITED PARTNERSHIIP

                              NORTHERN PLAINS NATURAL GAS COMPANY
                              GENERAL PARTNER

                              BY: /S/ LARRY L. DEROIN
                                  ----------------------------------------------
                                  LARRY L. DEROIN, PRESIDENT

                              NORTHWEST BORDER PIPELINE COMPANY
                              GENERAL PARTNER

                              BY: /S/ G.L. BEST
                                  ----------------------------------------------

                              PAN BORDER GAS COMPANY
                              GENERAL PARTNER

                              BY: /S/ JOHN D. THOMAS
                                  ----------------------------------------------
                                  JOHN D. THOMAS
                                  TREASURER AND ASSISTANT SECRETARY


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